Exhibit 4.1

EXHIBIT 4.1

INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA

ORAGENICS

CUSIP 684023 20 3

THIS CERTIFIES THAT

SPECIMEN

Is the registered holder of

FULLY PAID AND NON- ASSESSABLE SHARES OF COMMON STOCK WITH A PAR VALUE OF U.S. $0.001 PER SHARE IN THE CAPITAL STOCK OF

ORAGENICS, INC.

transferable on the books of the Corporation by the registered holder hereof in person or by Attorney duly authorized in writing upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to the laws of the State of Florida, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended.

This certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Corporation.

CERTIFICATE OF STOCK

IN WITNESS WHEREOF the Corporation has caused this certificate to be signed on its behalf by the facsimile signatures of its duly authorized officers and to be sealed with its corporate seal.

DATED

President and Chief Executive Officer

Secretary

ORAGENICS, INC.

Corporate

2002

Seal

Florida

COUNTERSIGNED AND REGISTERED:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

(NEW JERSEY)

BY TRANSFER AGENT

AND REGISTRAR,

AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT–	Custodian
TEN ENT	–	as tenants by the entireties		(Cust) (Minor)
JT TEN	–	as joint tenants with right of		under Uniform Gifts to Minors
		survivorship and not as tenants		Act
		in common		(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

Please insert social insurance or other

identifying number of assignee

(Name and address of transferor)

shares
registered in the name of the undersigned on the books of the Corporation named on the face of this Certificate and represented hereby, and irrevocably constitutes and appoints the attorney
of the undersigned to transfer the said shares on the register of transfers and books of the Corporation with full power of substitution hereunder.

DATED:

(Signature of Witness)	(Signature of Shareholder)

NOTICE:	The signature of this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration of enlargement, or any change whatever, and must be guaranteed by a bank, trust company or a member of a recognized stock exchange.

The signature(s) must be guaranteed by an eligible guarantor institution (Bank, Stockbroker Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17 Ad-15.

SIGNATURE GUARANTEED BY: